                                                                    EXHIBIT 21.1

                          Subsidiaries of the Company

                                                                                         March 19, 1999
                                                                                           OWNERSHIP
ALABAMA
         Equity Corporation International (DE Corp.) Alabama subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Alabama subsidiaries
                           ECI Alabama Cemetery Services, Inc..................................100%
                  ECI Services, Inc. (DE Corp.) Alabama subsidiaries
                           ECI Agency, Inc.....................................................100%
                           ECI Alabama Services, Inc...........................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiaries
                  SCI Alabama Funeral Services, Inc............................................100%
                           EC Land Company, Inc................................................100%
                           Memory Chapel Funeral Homes, Inc....................................100%
ALASKA
         SCI Funeral Services, Inc. (Iowa Corp.) Alaska subsidiaries
                  SCI Alaska Funeral Services, Inc.............................................100%
ARIZONA
         Equity Corporation International (DE Corp.) Arizona subsidiaries
                  ECI Services, Inc. (DE Corp.) Arizona subsidiaries
                           ECI Services of Arizona, Inc. (DE Corp.) Arizona subsidiaries
                                    Memory Chapel, Inc.........................................100%
                                    Parker Funeral Home, Inc...................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Arizona subsidiaries
                  National Cremation Society, Inc..............................................100%
                  SCI Arizona Funeral Services, Inc............................................100%
                           Green Acres Mortuaries and Cemeteries, Inc..........................100%
                           Redwood Memorial Gardens, Inc.......................................100%
ARKANSAS
         Equity Corporation International (DE Corp.) Arkansas subsidiaries
                  ECI Services, Inc. (DE Corp.) Arkansas subsidiaries
                           ECI Services of Arkansas, Inc. (DE Corp.) Arkansas subsidiaries
                                    Huson Funeral Home, Inc....................................100%
                                    Nelson Acquisition Company.................................100%
                                    Steele Funeral Home, Inc...................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiaries
                  SCI Arkansas Funeral Services, Inc...........................................100%
CALIFORNIA
         Provident Services, Inc. (DE Corp.)California subsidiary
                  Provident Credit of California, Inc..........................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) California subsidiaries
                  Hong Kong Funeral Homes......................................................100%
                  International Funeral Parlours...............................................100%
                  SCI California Funeral Services, Inc.........................................100%
                           CWFD, Inc...........................................................100%
                           Ellis-Olson Mortuary................................................100%
                           Eric H. Ramsey Enterprises, Inc.....................................100%
                           Lakeside Memorial Lawn..............................................100%
                           Mount Vernon Memorial Park..........................................100%
                           Oak Hill Improvement Company........................................100%
                           Pierce Brothers.....................................................100%
                           SCI Southern California Region, Inc.................................100%
                           World Funeral Home..................................................100%
COLORADO
         SCI Funeral Services, Inc. (Iowa Corp.) Colorado subsidiaries
                  SCI Colorado Funeral Services, Inc...........................................100%
                           SCI Western Division, Inc...........................................100%

CONNECTICUT
         SCI Funeral Services, Inc. (Iowa Corp.) Connecticut subsidiaries
                  SCI Connecticut Funeral Services, Inc........................................100%
                           Fulton-Theroux Funeral Service, Inc.................................100%
DELAWARE
         Christian Funeral Services, Inc.......................................................100%
         Equity Corporation International......................................................100%
                  ECI Capital Corporation......................................................100%
                  ECI Cemetery Services, Inc...................................................100%
                           ECI Cemetery Management Services, Inc...............................100%
                           ECI Cemetery Services of Arkansas, Inc..............................100%
                           ECI Cemetery Services of California, Inc............................100%
                           ECI Cemetery Services of Illinois, Inc..............................100%
                           ECI Cemetery Services of Iowa, Inc..................................100%
                           ECI Cemetery Services of Maryland, Inc..............................100%
                           ECI Cemetery Services of Missouri, Inc..............................100%
                           ECI Cemetery Services of New Mexico, Inc............................100%
                           ECI Cemetery Services of Ohio, Inc..................................100%
                           ECI Cemetery Services of Oklahoma, Inc..............................100%
                                    ECI-Sunny Lane, Inc........................................100%
                           ECI Cemetery Services of Oregon, Inc................................100%
                           Lake View Management Company, Inc...................................100%
                  ECI Services, Inc............................................................100%
                           ECI Alabama Services, Inc. (AL Corp.) Delaware subsidiaries
                                    ECI-Chapel Hill, Inc.......................................100%
                           ECI-Carr Funeral Home, Inc...........................................49%
                           ECI-Fay McCabe Funeral Home, Inc.....................................49%
                           ECI-Henderson Funeral Home, Inc......................................49%
                           ECI Management Services, Inc........................................100%
                           ECI-Rapino Memorial Home, Inc........................................49%
                           ECI-San Jose, Inc...................................................100%
                           ECI Services of Arizona, Inc........................................100%
                           ECI Services of Arkansas, Inc.......................................100%
                           ECI Services of California, Inc.....................................100%
                           ECI Services of Connecticut, Inc....................................100%
                           ECI Services of Florida, Inc........................................100%
                           ECI Services of Georgia, Inc........................................100%
                           ECI Services of Illinois, Inc.......................................100%
                           ECI Services of Indiana, Inc........................................100%
                           ECI Services of Iowa, Inc...........................................100%
                           ECI Services of Louisiana, Inc......................................100%
                           ECI Services of Maine, Inc..........................................100%
                           ECI Services of Massachusetts, Inc..................................100%
                           ECI Services of Minnesota, Inc......................................100%
                           ECI Services of Mississippi, Inc....................................100%
                           ECI Services of Missouri, Inc.......................................100%
                           ECI Services of New Hampshire, Inc..................................100%
                           ECI Services of New Jersey, Inc.....................................100%
                           ECI Services of New Mexico, Inc.....................................100%
                           ECI Services of New York, Inc.......................................100%
                                    ECI-Conway, Inc............................................100%
                           ECI Services of North Carolina, Inc.................................100%
                           ECI Services of North Dakota, Inc...................................100%
                           ECI Services of Ohio, Inc...........................................100%
                           ECI Services of Oklahoma, Inc.......................................100%
                           ECI Services of Pennsylvania, Inc...................................100%
                           ECI Services of South Carolina, Inc.................................100%

                           ECI Services of South Dakota, Inc...................................100%
                           ECI Services of Texas, Inc..........................................100%
                           ECI Services of Vermont, Inc........................................100%
                           ECI Services of Virginia, Inc.......................................100%
                           ECI Services of West Virginia, Inc..................................100%
                           ECI Services of Wisconsin, Inc......................................100%
         Salvatore Air Transportation Corp.....................................................100%
         SCI Aviation, Inc.....................................................................100%
         SCI Executive Services, Inc...........................................................100%
         SCI Finance Management Inc............................................................100%
         SCI Financial Services, Inc...........................................................100%
                  American Datasource Inc......................................................100%
                  OSC, Inc.....................................................................100%
                  Provident Services, Inc......................................................100%
                           Provident Credit Corp...............................................100%
                  Purple Cross Insurance Agency................................................100%
                  SCI Investment Services, Inc.................................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Delaware subsidiaries
                  First Memorial Funeral Services, Inc.........................................100%
                  Gibraltar Mausoleum Construction Company, Inc................................100%
                  IFC-Boyertown, Inc...........................................................100%
                  Memorial Guardian Plans, Inc.................................................100%
                  Rose Hill Securities Company.................................................100%
                  SCI Funeral Services, Inc....................................................100%
                  SCI Georgia Funeral Services, Inc............................................100%
                  SCI International Services, Inc..............................................100%
                           Kenyon International Emergency Services, Inc........................100%
                  SCI Missouri Funeral Services, Inc. (MO Corp.)Delaware subsidiaries
                           IFC-York, Inc.......................................................100%
                  SCIT Holdings, Inc...........................................................100%
                           SCI Texas Funeral Services, Inc. (TX Corp.) DE subsidiaries
                                    PSI Funding, Inc...........................................100%
                  SCI Iowa Funeral Services, Inc. (IA Corp.) Delaware subsidiaries
                           SCI Iowa Finance Company............................................100%
                  SCI Pennsylvania Funeral Services, Inc. (PA Corp.) Delaware subsidiaries
                           Gabauer Funeral Home, Inc...........................................100%
         SCI International Limited.............................................................100%
                  SCI Capital Holdings, Inc.....................................................70%
                  SCI Financing Corporation....................................................100%
                  SCI GP1, LLC-(DE limited liability company)..................................100%
                  SCI GP2, LLC-(DE limited liability company)..................................100%
                  TRA Acquisition Corporation..................................................100%
         SCI Special, Inc......................................................................100%
                  SCI Capital Corporation......................................................100%
                           Investment Capital Corporation (Texas Corp.) Delaware subsidiaries
                                    IFC-YP, Inc................................................100%
                  SCI Management Corporation...................................................100%
                           International Funeral Services, Inc.................................100%
                           SCI European Aviation, Inc..........................................100%
                           SCI Management Finance Company......................................100%
         Sharon Acquisition Corp...............................................................100%
DISTRICT OF COLUMBIA
         SCI Funeral Services, Inc. (Iowa Corp.) DC subsidiaries
                  Witzke Funeral Homes, Inc....................................................100%

FLORIDA
         Equity Corporation International (DE Corp.) Florida subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Florida subsidiaries
                           ECI Cemetery Services of Florida, Inc. (GA Corp.) FL subsidiaries
                                    Beverly Hills Memorial Gardens, Inc........................100%
                  ECI Services, Inc. (DE Corp.) Florida subsidiaries
                           ECI Services of Florida, Inc. (DE Corp.) Florida subsidiaries
                                    San Jose Funeral Homes, Inc................................100%
         Preferred Funeral Services, Inc. (GA Corp.) Florida subsidiaries
                  Marianna Chapel Funeral Home, Inc............................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
                  SCI Funeral Services of Florida, Inc.........................................100%
                           Dorsey Funeral Home, Inc............................................100%
                           FM Cemetery, Inc....................................................100%
                           Fountainhead Memorial Park, Inc.....................................100%
                           Gibraltar Mausoleum of Florida, Inc.................................100%
                           Hillsboro Memorial Gardens, Inc.....................................100%
                           Lakeview Memorial Gardens, Inc......................................100%
                           Memorial Plans, Inc.................................................100%
GEORGIA
         Equity Corporation International (DE Corp.) Georgia subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Georgia subsidiaries
                           ECI Cemetery Services of Florida, Inc...............................100%
                           ECI Cemetery Services of Georgia, Inc...............................100%
                           ECI Cemetery Services of North Carolina, Inc........................100%
                           ECI Cemetery Services of South Carolina, Inc........................100%
                  ECI Services, Inc. (DE Corp.) Georgia subsidiaries
                           ECI Agency, Inc.....................................................100%
                           ECI Services of Georgia, Inc. (DE Corp.) Georgia subsidiaries
                                    Ryan Funeral Home, Inc.....................................100%
                                    Vance Memorial Chapel, Inc.................................100%
         Preferred Funeral Services, Inc.......................................................100%
                  All Southern Vault Company...................................................100%
                  Berkshire Land Company.......................................................100%
                  Boone/Lipsey Funeral Home, Inc...............................................100%
                  Brown's Funeral Home, Inc....................................................100%
                  Crosby Funeral Home, Inc.....................................................100%
                  Edwards Funeral Home, Inc....................................................100%
                  GMG Holdings, Inc............................................................100%
                  Goddard Acquisition, Inc.....................................................100%
                  Ivie Funeral Home of Commerce, Inc...........................................100%
                  Maxwell-Miller Funeral Home, Inc.............................................100%
                  Music Acquisition, Inc.......................................................100%
                  Pinelawn Memorial Gardens, Inc...............................................100%
                  Rainer-Carmichael Funeral Home, Inc..........................................100%
                  R. T. Patterson Funeral Home, Inc............................................100%
                  Sherrell Acquisition Corp....................................................100%
                  Simmons Funeral Home, Inc....................................................100%
                  Sumner Acquisition, Inc......................................................100%
                  Tift Memorial Gardens, Inc...................................................100%
                  Tifton Acquisition, Inc......................................................100%
                  Wainwright & Parlor Funeral Home, Inc........................................100%
                  Watson-Mathews Funeral Home, Inc.............................................100%
                  Woodlawn Memorial Gardens, Inc...............................................100%
         SCI Funeral Services, Inc. (Iowa corp.) Georgia subsidiaries
                  SCI Georgia Funeral Services, Inc. (Delaware Corp.) Georgia subsidiaries
                           Clark Funeral Home, Inc.............................................100%

                           Ingleside Memorial Chapel, Inc......................................100%
                           Memorial Gardens of Rome, Inc.......................................100%
                           SCI Georgia Land, Inc...............................................100%
                           SCI Southern Division, Inc..........................................100%
HAWAII
       SCI Funeral Services, Inc. (Iowa Corp.) Hawaii subsidiaries
                  SCI Hawaii Funeral Services, Inc.............................................100%
                          *Hawaiian Memorial Park Cemetery..................................... -0-
                                    Garden Life Plan, Ltd...................................... 50%
                                    Hawaiian Memorial Life Plan, Ltd...........................100%
IDAHO
NO SUBSIDIARIES
ILLINOIS
         Equity Corporation International (DE Corp.) Illinois subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Illinois subsidiaries
                           ECI Cemetery Services of Illinois, Inc. (DE Corp.) IL subsidiaries
                                    Lake View Memorial Gardens, Inc............................100%
                                            Lake View Funeral Home, Inc........................100%
                  ECI Services, Inc. (DE Corp.) Illinois subsidiaries
                           ECI Agency, Inc.....................................................100%
                           ECI Services of Illinois, Inc. (DE Corp.) Illinois subsidiaries
                                    Marengo-Union Funeral Home, Ltd............................100%
                                    Querhammer Funeral Home, Ltd...............................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Illinois subsidiaries
                  SCI Illinois Services, Inc...................................................100%
                           Bloomington Park Hill Cemetery Company, Inc.........................100%
                           Chris J. Balodimas, Inc.............................................100%
                           IFS Illinois, Inc...................................................100%
                           John V. May Funeral Home, Inc.......................................100%
                           Kolbus Funeral Home, Inc............................................100%
                           Memory Gardens Cemetery, Inc........................................100%
                           Vault Company of Illinois, Inc......................................100%
INDIANA
         Equity Corporation International (DE Corp.) Indiana subsidiaries
                  ECI Services, Inc. (DE Corp.) Indiana subsidiaries
                           ECI Services of Indiana, Inc. (DE Corp.) Indiana subsidiaries
                                    J & J Enterprises, Inc.....................................100%
                                    Little & Sons, Inc.........................................100%
                                    Myers Funeral Service, Inc.................................100%
         Alexander Funeral Homes, Incorporated.................................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Indiana subsidiaries
                  SCI Indiana Funeral Services, Inc............................................100%
                           Alpha Services Corporation..........................................100%
                           George A. Kraft, Incorporated.......................................100%
                                    Graceland Memorial Park Corporation........................100%
                           Gibraltar Mausoleum of Indiana, Inc.................................100%
                           Gibraltar Services, Inc.............................................100%
                           Gold Crusader Insurance Agency, Inc.................................100%
                           Indiana Cemetery Services, Inc......................................100%
                           Park Hill Development Co., Inc......................................100%
                           Roselawn Memorial Association, Inc..................................100%
IOWA
         Equity Corporation International (DE Corp.) Iowa subsidiaries
                  ECI Services, Inc. (DE Corp.) Iowa subsidiaries
                           ECI Services of Iowa, Inc. (DE Corp.) Iowa subsidiaries
                                    Willim Funeral Homes, Ltd..................................100%
         SCI Funeral Services, Inc.............................................................100%

                  Bunker's Eden Vale, Inc......................................................100%
                  SCI Iowa Funeral Services, Inc...............................................100%
                           Davenport Memorial Park Inc.........................................100%
KANSAS
         SCI Funeral Services, Inc. (Iowa Corp.) Kansas subsidiaries
                  SCI Kansas Funeral Services, Inc.............................................100%
                  Services of Kansas, Inc......................................................100%
KENTUCKY
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiaries
                  SCI Kentucky Funeral Services, Inc............................................99%
                           Highland Memory Gardens, Inc........................................100%
                           Kentucky Cemetery Services, Inc.....................................100%
                           Kentucky Funeral Services, Inc......................................100%
LOUISIANA
         Equity Corporation International (DE Corp.) Louisiana subsidiaries
                  ECI Services, Inc. (DE Corp.) Louisiana subsidiaries
                           ECI Services of Louisiana, Inc. (DE Corp.) Louisiana subsidiaries
                                    Sibille Funeral Home, Inc..................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiaries
                  SCI Louisiana Funeral Services, Inc..........................................100%
MAINE
         Equity Corporation International (DE Corp.) Maine subsidiaries
                  ECI Services, Inc. (DE Corp.) Maine subsidiaries
                           ECI Services of Maine, Inc. (DE Corp.) Maine subsidiaries
                                    Birmingham Funeral Home....................................100%
                                    J. W. Raymond & Son Funeral Home...........................100%
         SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiaries
                  SCI Maine Funeral Services, Inc..............................................100%
MARYLAND
         SCI Funeral Services, Inc. (Iowa Corp.) Maryland subsidiaries
                  HFH, Inc.....................................................................100%
                           Hubbard Funeral Home, Inc...........................................100%
                           Bradley-Ashton-Dabrowski-Matthews Funeral Home, Inc.................100%
                           Charles S. Zeiler & Son, Inc........................................100%
                           Danzansky-Goldberg Memorial Chapels, Inc............................100%
                           Edward Sagel Funeral Direction, Inc.................................100%
                           Fleck Funeral Home, Inc.............................................100%
                           Gary L. Kaufman Funeral Home at
                                    Meadowridge Memorial Park, Inc.............................100%
                           Gary L. Kaufman Funeral Home of Elkridge, Inc.......................100%
                           Gary L. Kaufman Funeral Home Southwest, Inc.........................100%
                           John C. Miller, Incorporated........................................100%
                           Lemmon Funeral Home of Dulaney Valley, Inc..........................100%
                           Loring Byers Funeral Directors, Inc.................................100%
                           Moran-Ashton-Dabrowski Funeral Home, Inc............................100%
                           Sterling-Ashton-Schwab Funeral Home, Inc............................100%
                           The Dippel Funeral Homes, Incorporated..............................100%
                           Witzke Funeral Home of Catonsville, Inc.............................100%
                                    Witzke, Inc..............................................55.17%
                  SCI Maryland Funeral Services, Inc...........................................100%
                           Cedar Lawn Memorial Park, Inc.......................................100%
                           George Washington Cemetery Company, Inc.............................100%
                           Holly Hill Memorial Gardens, Inc....................................100%

MASSACHUSETTS
         Equity Corporation International (DE Corp.) Massachusetts subsidiaries
                  ECI Services, Inc. (DE Corp.) Massachusetts subsidiaries



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

                           ECI Life Insurance Agency, Inc......................................100%
                           ECI-Fay McCabe Funeral Home, Inc. (DE Corp) MA subsidiaries
                                    Fay-McCabe Funeral Home, Inc...............................100%
                           ECI-Henderson Funeral Home, Inc. (DE Corp) MA subsidiaries
                                    J.E. Henderson Co., Inc....................................100%
                           ECI-Rapino Memorial Home, Inc. (DE Corp) MA subsidiaries
                                    Tauro and Sons, Inc........................................100%
                                    Tauro Family Enterprises, Inc..............................100%
                  Provident Services, Inc. (Delaware Corp.) Massachusetts subsidiaries
                  PSI Massachusetts, Inc.......................................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Massachusetts subsidiaries
                  Affiliated Family Funeral Service, Inc.......................................100%
                           AFFS Boston, Inc.....................................................40%
                           AFFS North, Inc......................................................30%
                           AFFS Norwood, Inc....................................................40%
                           AFFS Quincy, Inc.....................................................40%
                           AFFS South Coast East, Inc...........................................40%
                           AFFS South Coast West, Inc...........................................10%
                           AFFS West, Inc.......................................................30%
                           Langone Funeral Home, Inc............................................40%
                           Messier Funeral Home, Inc............................................40%
                           Perlman Funeral Home, Inc............................................40%
                           Pillsbury Funeral Homes, Inc.........................................40%
                           Stanetsky Memorial Chapels, Inc......................................40%
                           Sullivan Funeral Homes, Inc..........................................40%
MICHIGAN
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiaries
                  SCI Michigan Funeral Services, Inc...........................................100%
                           A.J. Desmond & Sons Funeral Directors, Inc.......................... 42%
                           Cemetery/Funeral Warehouse Services, Inc............................100%
                           Christian Memorial Funeral Center, Inc..............................100%
                           Diener Funeral Home, Inc............................................100%
                           Godhardt-Tomlinson Funeral Home, Inc................................100%
                           Memorial Land Company, Inc..........................................100%
                           Pixley Memorial Chapel, Inc.........................................100%
MINNESOTA
         Equity Corporation International (DE Corp.) Minnesota subsidiaries
                  ECI Services, Inc. (DE Corp.) Minnesota subsidiaries
                           ECI Services of Minnesota, Inc. (DE Corp.) Minnesota subsidiaries
                                    Bonnerup & Son Funeral Chapel, Inc.........................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Minnesota subsidiaries
                  SCI Minnesota Funeral Services, Inc..........................................100%
                           Crystal Lake Cemetery Association...................................100%

MISSISSIPPI
         Equity Corporation International (DE Corp.) Mississippi subsidiaries
                  ECI Services, Inc. (DE Corp.) Mississippi subsidiaries
                           ECI Services of Mississippi, Inc.(DE Corp.) Mississippi subsidiaries
                                    Nowell Funeral Homes, Inc..................................100%
                                    Nowell Funeral Services, Inc. of Kosciusko,
                                    Mississippi................................................100%
                                    Nowell-Robinson Funeral Home, Inc..........................100%
                                    Waters Funeral Home, Inc...................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Mississippi subsidiaries
                  SCI Mississippi Funeral Services, Inc........................................100%
                           Olive Branch Funeral Home, Inc......................................100%



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


MISSOURI
         Equity Corporation International (DE Corp.) Missouri subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Missouri subsidiaries
                           ECI Cemetery Services of Missouri, Inc. (DE Corp.) MO subsidiaries
                                    The Oak Hill Realty Company................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
                  SCI Missouri Funeral Services, Inc...........................................100%
                           Memorial Guardian Plans, Inc........................................100%
MONTANA
         NO SUBSIDIARIES
NEBRASKA
         Equity Corporation International (DE Corp.) Nebraska subsidiaries
                  ECI Services, Inc. (DE Corp.) Nebraska subsidiaries
                           ECI Services of Nebraska, Inc.......................................100%
                                    A.R.C. Corporation.........................................100%
                                    Wherry Bros., Inc..........................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiaries
                  SCI Nebraska Funeral Services, Inc...........................................100%
NEVADA
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiaries
                  Ross, Burke & Knobel Mortuary................................................100%
                  SCIT Holdings, Inc. (Delaware Corp.) Texas subsidiaries
                  SCI Texas Funeral Services, Inc. (Texas Corp) Nevada subsidiaries
                                    SCI Texas Finance Company..................................100%
NEW HAMPSHIRE
         Equity Corporation International (DE Corp.) New Hampshire subsidiaries
                  ECI Services, Inc. (DE Corp.) New Hampshire subsidiaries
                           ECI Services of New Hampshire, Inc. (DE Corp.) NH subsidiaries
                                    Fleury & Patry Funeral Homes, Inc..........................100%
NEW JERSEY
         Equity Corporation International (DE Corp.) New Jersey subsidiaries
                  ECI Services, Inc. (DE Corp.) New Jersey subsidiaries
                           ECI Services of New Jersey, Inc. (DE Corp.) NJ subsidiaries
                                    H.T. Layton & Son Home for Funerals........................100%
                  SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
                  SCIT Holdings, Inc. (Delaware Corp.) New Jersey subsidiaries
                           SCI New Jersey Funeral Services, Inc................................100%
                                    Blake-Doyle Funeral Home, Inc..............................100%
                                    Garden State Crematory, Inc................................100%
                                    Heritage Funeral Service, Inc..............................100%
                                    Heritage Livery Service, Inc...............................100%
                                    Wien & Wien, Inc...........................................100%
NEW MEXICO
         Equity Corporation International (DE Corp.) New Mexico subsidiaries
                  ECI Services, Inc. (DE Corp.) New Mexico subsidiaries
                           ECI Agency, Inc.....................................................100%
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                  Memorial Guardian Plans, Inc. (DE Corp) New Mexico subsidiaries
                           Ensure Agency of New Mexico, Inc....................................100%
                  SCI New Mexico Funeral Services, Inc.........................................100%
                           Alameda Funeral Services, Inc.......................................100%
                           Lawn Haven Memorial Gardens, Inc....................................100%
NEW YORK
         Casey Funeral Home, Inc...............................................................100%
         Equity Corporation International (DE Corp.) New York subsidiaries
                  ECI Services, Inc. (DE Corp.) New York subsidiaries
                           ECI Services of New York, Inc. (DE Corp.) NY subsidiaries



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

                                    Daniel J. Schaefer, Inc....................................100%
                                    Eldan Holding Corp.........................................100%
                                    James D. Barrett Funeral Home, Inc.........................100%
                                    Light's Funeral Home, Inc..................................100%
                                    North Shore Livery Service, Inc............................100%
                                    The Kenneth Howe Funeral Home, Inc.........................100%
         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
                  SCI Funeral Services of New York, Inc........................................100%
                           Burr Davis-Sharpe Funeral Homes, Inc................................100%
                           Chas. Peter Nagel Inc...............................................100%
                           I. J. Morris, Inc...................................................100%
                           Marsellus Casket Company, Inc.......................................100%
                           New York Funeral Chapels, Inc.......................................100%
                           SCI Eastern Division, Inc...........................................100%
                           Thomas M. Quinn & Sons, Inc..........................................80%
                                    Werst Realty Co. Inc.......................................100%
                           Virginia Funeral Chapel, Inc........................................100%
                           Virginia Funeral Home, Inc..........................................100%
                  SCI Services of New York, Inc................................................100%
                           *The Acacia Park Cemetery Association, Inc..........................100%
NORTH CAROLINA
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiaries
                  SCI North Carolina Funeral Services, Inc.....................................100%
                           Piedmont Memorial Gardens, Inc......................................100%
                           West Lawn Memorial Park Incorporated................................100%
NORTH DAKOTA
         SCI Funeral Services, Inc. (Iowa Corp) North Dakota subsidiaries
                  Memorial Guardian Plans, Inc.................................................100%
OHIO
         Equity Corporation International (DE Corp.) Ohio subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Ohio subsidiaries
                           ECI Cemetery Services of Ohio, Inc. (DE Corp.) Ohio subsidiaries
                                    Green Hills Management, Inc................................100%
                  ECI Services, Inc. (DE Corp.) Ohio subsidiaries
                           ECI Agency, Inc.....................................................100%
                           ECI Services of Ohio, Inc. (DE Corp.) Ohio subsidiaries
                                    Allmon-Dugger and Hively Funeral Home, Inc.................100%
                                    Gattozzi and Sons Funeral Homes, Inc.......................100%
                                    Hahn Funeral Home, Inc.....................................100%
                                    Halteman-Fett & Dyer Funeral Home, Inc.....................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Ohio subsidiaries
         Memorial Guardian Plans, Inc. (Delaware Corp.) Ohio subsidiaries
                           Ensure Agency of Ohio, Inc..........................................100%
                  SCI Ohio Funeral Services, Inc................................................90%
                           Cemetery Sales & Consulting Company, Inc............................100%
                           Ciriello Funeral Home - Rose Hill Chapel, Inc.......................100%
                           Custer Funeral Home, Inc............................................100%
                           Ohio Cemetery Services, Inc.........................................100%
                           Pioneer of Ohio Insurance Agency, Inc...............................100%
                           Selby-Cole Funeral Home, Inc........................................100%
                           STE Acquisition Corp................................................100%
                                    Sunset Trust Estate........................................100%
                           The Knollwood Cemetery Company......................................100%
OKLAHOMA
         Equity Corporation International (DE Corp.) Oklahoma subsidiaries
                  ECI Services, Inc. (DE Corp.) Oklahoma subsidiaries
                           ECI Services of Oklahoma, Inc. (DE Corp.) Oklahoma subsidiaries

                                    Altebaumer Funeral Homes, Inc..............................100%
                                    Anadarko Enterprises, Inc..................................100%
                                    Gragg & Gragg, Inc.........................................100%
                                    Ray Smith Funeral Home, Inc................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Oklahoma subsidiaries
                  AED, Inc.....................................................................100%
                           Memorial Gardens Association........................................100%
                           RMG Trust...........................................................100%
                                    Resthaven Memory Gardens of Oklahoma City Trust............100%
                           Rose Hill Burial Park, a Trust.......................................90%
                  IFC-YP, Inc. (Delaware Corp) Oklahoma subsidiaries
                           IFC-Amedco, Inc.....................................................100%
                  SCI Oklahoma Funeral Services, Inc...........................................100%
                           Hillcrest Memorial Park Trust.......................................100%
                           Memorial Park Cemetery of Bartlesville, Oklahoma,
                                    A Business Trust...........................................100%
                           Memory Gardens, Inc.................................................100%
                           Rose Hill Memorial Park Trust.......................................100%
                           SSP Limited Liability Company........................................50%
                                    SSP Insurance Agency, Inc..................................100%
                           Sunset Memorial Park Cemetery Trust.................................100%
                           Woodland Memorial Company...........................................100%
                  Sentinel Security Plans, Inc.(VA Corp.) Oklahoma Subsidiaries
                           SSP Limited Liability Company........................................50%
OREGON
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                  SCI Oregon Funeral Services, Inc.............................................100%
                           Uniservice Corporation..............................................100%
PENNSYLVANIA
         Equity Corporation International (DE Corp.) Pennsylvania subsidiaries
                  ECI Services, Inc. (DE Corp.) Pennsylvania subsidiaries
                           ECI Services of Pennsylvania, Inc. (DE Corp.) PA subsidiaries
                                    Mohney-Yargar Funeral Chapel, Inc.-(Old Corp.).............100%
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
                  Memorial Guardian Plans, Inc.( Delaware Corp) Pennsylvania
                           subsidiaries
                           Ensure Agency of Pennsylvania, Inc..................................100%
                  SCI Pennsylvania Funeral Services, Inc.......................................100%
                           Auman Funeral Home, Inc.............................................100%
                           Edgewood Memorial Park Company......................................100%
                           Forest Lawn Cemeteries, Inc............................             100%
                           Forest Lawn Gardens, Inc.............................................50%
                                    Speer-Anthony Kaprive Funeral Home, Inc.....................50%
                           Funeral Corporation Pennsylvania....................................100%
                                    Laughlin Funeral Home, Ltd.................................100%
                                    Luther M. Kniffen, Inc.....................................100%
                                    Rohland Funeral Home.......................................100%
                           Grandview Cemetery Association......................................100%
                           Harold B. Mulligan Co., Inc.........................................100%
                           Remembrance Services, Inc...........................................100%
                           Stephen R. Haky Funeral Home, Inc...................................100%
                           Theo. C. Auman, Inc.................................................100%
                                    Auman's, Inc...............................................100%
                                    Forest Hills Memorial Park, Inc............................100%
                                    Francis F. Seidel, Inc.....................................100%
                                    Memorial Services Planning Corporation.....................100%


RHODE ISLAND
         SCI Funeral Services, Inc. (Iowa corp.) Rhode Island subsidiaries
                  SCI Rhode Island Funeral Services, Inc.......................................100%
                           Chai, Ltd...........................................................100%
                           CMQ Business Properties, Inc........................................100%
                           Mount Sinai Memorial Chapel, Inc....................................100%
                           The M-1985 Corp.....................................................100%
SOUTH CAROLINA
         SCI Funeral Services, Inc. (Iowa corp.) South Carolina subsidiaries
                  SCI South Carolina Funeral Services, Inc.....................................100%
                           Greenville Vault Co., Inc...........................................100%
SOUTH DAKOTA
         SCI Financial Services, Inc. (Delaware Corp) South Dakota subsidiaries
                  American Memorial Life Insurance Company.....................................100%
                           Rushmore National Life Insurance Company............................100%
TENNESSEE
         Equity Corporation International (DE Corp.) Tennessee subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Tennessee subsidiaries
                           ECI Cemetery Services of Tennessee, Inc.............................100%
                                    Erwin Cemetery Company.....................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
                  SCI Tennessee Funeral Services, Inc..........................................100%
                           Collierville Funeral Home, Inc......................................100%
                           Horner Funeral Home, Inc............................................100%
                           Lily of the Valley, Inc.............................................100%
                           Lynnhurst Cemetery, Inc.............................................100%
                           Memorial Guardian Plans, Inc........................................100%
                           Memphis Memory Gardens, Inc.........................................100%
                           Sherwood Memorial Gardens, Inc......................................100%
                           Woodlawn East, Incorporated.........................................100%
                           Woodlawn Memorial Park, Inc.........................................100%
TEXAS
         Equity Corporation International (DE Corp.) Texas subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Texas subsidiaries
                           ECI Cemetery Services of Texas, Inc.................................100%
                                Gardens of Memories Memorial Park of Lufkin, Inc...............100%
                  ECI Services, Inc. (DE Corp.) Texas subsidiaries
                           ECI Services of Texas, Inc. (DE Corp.) Texas subsidiaries
                                    Gipson Funeral Home, Inc...................................100%
                           Equity Corporation International of Texas...........................100%
                           Huntsville Funeral Home, Inc.........................................95%
                           JPH Properties, Inc.................................................100%
                           Professional Funeral Associates, Inc................................100%
                  Vandiver Funeral Home, Inc...................................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                  SCIT Holdings, Inc. (Delaware Corp.) Texas subsidiaries
                           SCI Texas Funeral Services, Inc.....................................100%
                                    EFH, Inc...................................................100%
                                    Greenlawn Memorial Park, Inc...............................100%
                                    SCI Holdings of Texas, Inc.................................100%
                                    The New Rose Hill Memorial Park, Inc.......................100%
                                    West Oaks Funeral Home, Inc................................100%
         SCI International Limited (Delaware Corp.)
                  Service Corporation International PLC (UK Corp.)
                           SCI Capital LLC-(TX limited liability company)......................100%
         SCI Special, Inc. (Delaware Corp.)
                  SCI Capital Corporation (Delaware Corp.) Texas subsidiaries

                           Great Lakes, Inc....................................................100%
                           Investment Capital Corporation......................................100%
UTAH
         SCI Funeral Services, Inc. (Iowa Corp.) Utah subsidiaries
                  SCI Utah Funeral Services, Inc...............................................100%
                           Valley View Memorial Park...........................................100%
                           Wasatch Land and Improvement Company................................100%
                           Wasatch Lawn Cemetery Association...................................100%
         Valley View Acquisition Corp..........................................................100%
VERMONT
         Equity Corporation International (DE Corp.) Vermont subsidiaries
                  ECI Services, Inc. (DE Corp.) Vermont subsidiaries
                           ECI Life Insurance Agency, Inc......................................100%
VIRGINIA
         Equity Corporation International (DE Corp.) Virginia subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Virginia subsidiaries
                           ECI Cemetery Services of Virginia, Inc..............................100%
                                    Sunset Cemetery, Inc.......................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Virginia subsidiaries
                  Memorial Guardian Plans, Inc. (Delaware Corp)
                           Sentinel Security Plans, Inc........................................100%
                  SCI Virginia Funeral Services, Inc...........................................100%
                           The Stonewall Memory Gardens Incorporated...........................100%
                           Wood Funeral Home, Inc..............................................100%
WASHINGTON
         SCI Funeral Services, Inc. (Iowa Corp.) Washington subsidiaries
                  SCI Washington Funeral Services, Inc.........................................100%
                           Ball & Dodd Funeral Home, Inc.......................................100%
                           Meyer Funeral Home, Ltd.............................................100%
                           Oakwood Hill Cemetery & Columbarium, Inc............................100%
                           Piper-Morley Funeral Home, Inc......................................100%
WEST VIRGINIA
         SCI Funeral Services, Inc. (Iowa Corp.) West Virginia subsidiaries
                  SCI West Virginia Funeral Services, Inc......................................100%
                           Gibraltar Mausoleum of West Virginia, Inc...........................100%
                           Rosedale Cemetery Company...........................................100%
                           Rosedale Funeral Chapel, Inc........................................100%
                           Sunset Services, Inc................................................100%
WISCONSIN
         Equity Corporation International (DE Corp.) Wisconsin subsidiaries
                  ECI Services, Inc. (DE Corp.) Wisconsin subsidiaries
                           ECI Services of Wisconsin, Inc. (DE Corp.) Wisconsin subsidiaries
                                    Fuller-Speckien Funeral Home, Inc..........................100%
                                    Schramka Funeral Homes, Inc................................100%
                                    Steinhaus Funeral Home, Inc................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Wisconsin subsidiaries
                  Cemetery Services, Inc.......................................................100%
                           Appleton Highland Memorial Park, Inc................................100%
                  SCI Wisconsin Funeral Services, Inc..........................................100%
                           ATK Corporation.....................................................100%
WYOMING
         SCI Funeral Services, Inc. (Iowa Corp.) Wyoming subsidiaries
                  Memorial Guardian Plans, Inc.................................................100%

CANADA
         Equity Corporation International (DE Corp.) Ohio subsidiaries
                  ECI Capital Corporation (DE Corp.) Canadian subsidiaries
                  ECI Capital Corporation Limited..............................................100%
                  ECI Services of Canada Limited...............................................100%
         SCI International Limited (Delaware Corp.) Canada subsidiaries
                  Service Corporation International (Canada) Limited...........................100%
                          1252973 Ontario Inc.-(Ontario).......................................100%
                                   Westside Cemeteries Limited-(Ontario).......................100%
                                            Westside Cemetery Holdings Limited-(ON)............100%
                           Andrews Community Funeral Centre Ltd.-(ON)..........................100%
                           Barthel Funeral Home Ltd.-(Ontario).................................100%
                           Brennen Funeral Home Ltd.- (Alberta)................................100%
                           Can Ensure Group, Inc.-(Federal)....................................100%
                           Carrothers Funeral Home Ltd.-(Ontario)..............................100%
                           Centre Funeraire Cote-des-Neiges Inc.-(Quebec).......................49%
                           CFCDN Holdings Inc.-(Quebec)........................................100%
                           Christensen Salmon Funeral Homes Ltd.-(Alberta).....................100%
                           Fairview Funeral & Cremation Services, Inc.-(Ontario)...............100%
                           H.A. Management Ltd.-(NB)...........................................100%
                                    Maher Investments Ltd.-(NB)................................100%
                                            Maher's Funeral Homes Ltd.-(NB)....................100%
                           Harmony Funeral Services, Inc.-(AB).................................100%
                           Hetherington and Deans Limited-(Ontario)............................100%
                           Hong Kong Funeral Homes B.C. Ltd-(British Columbia).................100%
                           Hulse & English Funeral Home Inc.-(Ontario).........................100%
                           Ingram Funeral Home Ltd.............................................100%
                           International Funeral Parlours B.C. Ltd-(B.C.)......................100%
                           Jewell Funeral Home Limited-(ON)....................................100%
                           Kaye Funeral Home Limited-(Ontario).................................100%
                           Lion Holdings, Limited-(NS).........................................100%
                                    Fillmore & Whitman Funeral Home Limited-(NS)...............100%
                                    Iverness Funeral Home Limited-(NS).........................100%
                                    Patten Funeral Home (1987) Limited-(NS)....................100%
                                    T. W. Curry Limited-(NS)...................................100%
                           Maison Funeraire Daniel Brunet Inc.-(Quebec)........................100%
                           McEvoy-Shields Funeral Homes Ltd.-(Ontario).........................100%
                           Needham Funeral Service Inc.-(Ontario)..............................100%
                           Placements Darche, Inc.-(Quebec)....................................100%
                           Rosar-Morrison Funeral Home Limited-(Ontario).......................100%
                           Rose Garden Chapels Ltd.-(Alberta)..................................100%
                                    Barrhead Community Chapel-(Alberta)........................100%
                           Salmon Funeral Home Ltd.- (Alberta).................................100%
                           SCI Holdings Canada, Inc............................................100%
                           SCI Northwest Region, Inc. - (B.C.).................................100%
                           Swackhamer, Truscott, Brown and Dwyer Funeral Homes of
                                    Hamilton Limited-(Ontario).................................100%
                                    Dwyer Funeral Home Limited -(Ontario)......................100%
                           Sydney Crematorium Limited-(NS).....................................100%
                           The Markey Family Funeral Homes Limited-(Ontario)...................100%
                           The Thorpe Brothers Funeral Home Co. Limited-(Ontario)..............100%
                           Thompson (Aurora) Limited-(ON)......................................100%
                           William-Lee-Ingram Funeral Home, Inc................................100%
                           World Funeral Home B.C. Ltd.-(British Columbia).....................100%
                  Service Corporation International Capital Funding Ltd.-(AL)..................100%
                  611102 Saskatchewan Ltd......................................................100%

ARGENTINA
         SCI International Limited (Delaware Corp.) Argentina subsidiaries
                  SCI Latin America Ltd. (Cayman Island Corp.) Argentina subsidiaries
                     ***Jardine de Pilar SA....................................................100%
                                    Casa Cordoba 1800 SA.......................................100%
                  TRA Acquisition Corp.(Delaware Corp.) Argentina subsidiaries
                           Jardin de Paz SA....................................................100%
                                    Parque del Campanario SA...................................100%
                                    Parque Lujan S.A.........................................33.33%
                           Parque Lujan S.A..................................................33.33%
                           Solaz S.A...........................................................100%
                                    Parque Lujan S.A.........................................33.33%

*** 1 share of stock is owned by SCI Cayman II Ltd and 1 share of stock is owned by Service Corporation International

AUSTRALIA
         SCI International Limited (Delaware Corp.) Australia subsidiaries
                  Service Corporation International Australia Pty., Ltd........................100%
                           Australian Cremation Society Pty Limited............................100%
                           Kitleaf Pty Limited.................................................100%
                           Labor Funerals Contribution Fund Pty Limited........................100%
                           Memorial Guardian Plan Pty Limited..................................100%
                           Metro. Burial & Cremation Society Funeral Cont. Fund................100%
                           New South Wales Cremation Company Pty., Ltd.........................100%
                           Pine Grove Forest Lawn Funeral Benefit Co. Pty Limited..............100%
BELGIUM
         SCI International Limited (Delaware Corp.) Belgium subsidiaries
                  SCI Continental Europe SA (French Corp.) Belgium subsidiaries
                           OGF-PFG SA (French Corp.)Belgium subsidiaries
                                    Pompes Funebres Reunies SA..................................99%
                                            B. & C. Nyutten B.V................................100%
                                            Enterprises Dethier................................100%
                                            Pompes Funebres Laloux.............................100%
                                            Pompes Funebres Michel..............................10%
                                            S.E.S.C.............................................35%
                                                     Societe de Cremation de Charleroi..........90%
                                            Van Dooren.........................................100%
CAYMAN ISLANDS
         SCI International Limited (Delaware Corp.) Cayman Island subsidiaries
                  SCI Latin America Ltd........................................................100%
                           SCI Cayman II Ltd...................................................100%
CHILE
         SCI International Limited (Delaware Corp.) Chile subsidiaries
                  SCI Latin America Ltd.  (Cayman Island Corp.) Chile subsidiaries
                           Service Corporation International Chile Limitada....................100%
                                    Los Parques Administradora SA..............................100%
                                    Los Parques SA.............................................100%
CZECH REPUBLIC
         SCI International Limited (Delaware Corp.) Czech Republic subsidiaries
                  SCI Continental Europe SA (French Corp.) Czech Republic subsidiaries
                           OGF-PFG SA (French Corp.)Czech Republic subsidiaries
                                    PAX.........................................................54%
FRANCE
         SCI International Limited (Delaware Corp.) French subsidiaries
                  SCI Continental Europe SA....................................................100%
                           RLC.............................................................. 99.99%
                                    OGF-PFG SA.................................................100%

                                            Agence St Martin.....................................59%
                                            AUGIVAL...........................................95.30%
                                            AUXIA.............................................99.96%
                                                     Agence St Martin............................20%
                                                     AUXIA Assistance.........................99.95%
                                                     AUXIA Immobilier...........................100%
                                            CEFORTHA............................................100%
                                            CGM...............................................99.07%
                                                     Cie Pradel...............................99.58%
                                            CGPF..............................................99.78%
                                            CGSM..............................................99.88%
                                                     Agence St Martin............................20%
                                                     Alepee SA................................99.88%
                                                              Martex..........................54.82%
                                                     Martex...................................45.06%
                                                     MIFA.....................................99.58%
                                            EDIL................................................100%
                                            Funerarium de Dax....................................96%
                                            GARGAS............................................97.60%
                                            Garnard le Beaupain.................................100%
                                            GFPL..............................................62.19%
                                            Mries Lescarcelle...................................100%
                                            PF Garonne........................................99.99%
                                            Poulain et Fils...................................99.91%
                                            S.E. Graugnard....................................99.84%
                                            S.E. Mbries Surget................................99.99%
                                                     Mbries de la Vallee........................100%
                                                     Mbries Duchauchoy........................99.84%
                                            Services Ariane.....................................100%
                                            Seuropras.........................................99.20%
                                            SOMOTHA...........................................98.63%
                                            SPPF..............................................99.86%
                                            SPPF Walter.......................................57.61%
                                            Vet Sonia...........................................100%
GERMANY
         SCI International Limited (Delaware Corp.) Germany subsidiaries
                  SCI D GmbH....................................................................100%
                           Bohmecke GmbH........................................................100%
                           Franz Puschmann GmbH.................................................100%
                           Meyer-Hader GmbH.....................................................100%
                  Schmidt & Co GmbH.............................................................100%
                           Thomas Amm GmbH......................................................100%
IRELAND
         SCI International Limited (Delaware Corp.) Ireland subsidiaries
                  Estare Wood Limited...........................................................100%
                           Jennings & Company (Ireland) Limited.................................100%
                           Jennings & Company Limited...........................................100%
                                    Lemford Limited.............................................100%
                  T Stafford & Son Limited...................................................... 25%

ITALY
         SCI International Limited (Delaware Corp.) Italy subsidiaries
                  SCI Continental Europe SA (French Corp.) Italy subsidiaries
                           OGF-PFG SA (French Corp.) Italy subsidiaries
                                    F.I.S. (Netherlands Corp.) Italy subsidiaries
                                             OFISA.............................................100%
                                                     Franceschini..............................100%
                                                     OFT......................................  98%
MALAYSIA
         SCI International Limited (Delaware Corp.) Malaysia subsidiaries
                  OGF-PFG SA (French Corp.) Malaysia subsidiaries
                           F.I.S. (Netherlands Corp.) Malaysia subsidiaries
                                    Bahau Funeral Services SDN BHD...........................33.33%
                                    Bahau Memorial Park SDN BHD..............................16.67%
                           Singapore Casket Company PLC(Singapore)Malaysia subsidiaries
                                    Bahau Funeral Services SDN BHD...........................33.33%
                                    Bahau Memorial Park SDN BHD..............................16.67%
                                            Bahau Funeral Services SDN BHD...................33.33%
NETHERLANDS
         SCI International Limited (Delaware Corp.) Netherlands subsidiaries
                  Fontina......................................................................100%
                           Exploitatiemaatschappij Nijenheim B.V...............................100%
                                    Centrale Uitvaartmij Nederland.............................100%
                                            BV Heerlen.........................................100%
                                            Goes BV............................................100%
                                            Van Kerkvoorde BV..................................100%
                                                     Crematorium Temeuzen BV...................100%
                                                     Uitvaartcentrum Heemskerk Konig BV........100%
                                            Vink B.V...........................................100%
                                    Noordveld BV...............................................100%
                                    Van Gestek B.V.............................................100%
                                    Via Nova BV................................................100%
                                    Voomeveld BV...............................................100%
                  Libitina Groep B.V...........................................................100%
                  OGF-PFG SA (French Corp.) Netherlands subsidiaries
                           F.I.S................................................................95%
                  Soek Uitvaartverzorging B.V..................................................100%
NORWAY
         SCI International Limited (Delaware Corp.) Norway subsidiaries
                  SCI Norway...................................................................100%
PORTUGAL
         SCI International Limited (Delaware Corp.) Portugal subsidiaries
                  J Salgado Figueira (Successores), SA.........................................100%
                           A Funeraria Da Amoreira, Lda........................................100%
                           Agencia Funeraria da Penha de Franca, Lda...........................100%
                           Agencia Funeraria Magno, Lda........................................100%
                           Agencia Funeraria Melo, Lda.........................................100%
                           Agencia Funeraria Migueis, Lda......................................100%
                           Alfredo Magno & Jaime Gomes, Lda....................................100%
SINGAPORE
         SCI International Limited (Delaware Corp.) Singapore subsidiaries
                  OGF-PFG SA (French Corp.) Singapore subsidiaries
                           Singapore Casket Company PLC......................................67.57%
                                    Casket Palace Company PLC..................................100%

SPAIN
         SCI International Limited (Delaware Corp.) Spain subsidiaries
                  CIA Gral Servicios Funerarios, S.A.(Barna)...................................100%
                           Pompas Funebres Girona, S.L.........................................100%
                                    Funeraria Poch, S.A........................................100%
                                    Servei Comarcal de Pompes Funebres, S.A....................100%
                           Pompas Funebres Sevilla, S.L........................................100%
                                    Pompas Funebres La Nueva, S.L..............................100%
                           SCI Servicios Funerarios, S.A.......................................100%
                                    Virgen del Rosarios, S.L...................................100%
                                            Funeraria Gaditanas Asociadas SA....................49%
                           Servicios Funerarios Turia, S.A.....................................100%
                                    Funlis, S.L................................................100%
                                            Servipublic, S.L....................................90%
                  Funeraria La Fe Guadalajara, S.L.............................................100%
                           Ambulancias Herranz SA..............................................100%
                                    Servicios Funerarios de Guadalajara, NSA, S.A..............100%
                  OGF-PFG SA (French Corp.) Spain subsidiaries
                           Pompas Funebres Mediterraneas, S.L..................................100%
                                    Servicios Funerarios Barcelona, S.A........................100%
                  Servicios Funerarios de Zaragoza S.A.........................................100%
                           Pompes Funebres de Zaragoza, S.A.....................................90%
                                    Servicios Funerarios de Torrero SA..........................45%
SWITZERLAND
         SCI International Limited (Delaware Corp.) Switzerland subsidiaries
                  SCI Continental Europe SA (French Corp.) Switzerland subsidiaries
                           OGF-PFG SA (French Corp.)Switzerland subsidiaries
                                    Omnium de Services et de Financement SA.....................99%
                                            PFG Lausanne SA.....................................95%
                                                     Alea Prevoyance Funeraire SA..............100%
                                                     Allegemeine Bestattungs AG................100%
                                                     Bestattungsdienst Hedy Linder-Walther AG .100%
                                                     Bestattungsdienst Josef Mulhauser AG......100%
                                                     Cerba SA..................................100%
                                                     Pompes Funebres Amoos SA..................100%
                                                     Pompes Funebres de St. Laurent SA.........100%
                                                     Pompes Funebres Gaillard Et Pittet SA.....100%
                                                     Pompes Funebres Gavillet SA...............100%
                                                     Pompes Funebres Lemania SA................100%
                                                     Pompes Funebres Monney SA.................100%
                                                     Pompes Funebres Perusset SA...............100%
                                                     Pompes Funebres Voeffray SA...............100%
                                                     Pompes Funebres Wasserfallen SA...........100%
                                                     Utiger & Ryf Bestattungs AG...............100%


UNITED KINGDOM
         SCI International Limited (Delaware Corp.) United Kingdom subsidiaries
                  Service Corporation International PLC........................................100%
                           Birkbeck Securities Limited.........................................100%
                           Demetriou & English Funeral Directors Limited .......................50%
                           Dignity Limited.....................................................100%
                           Lanecliff Limited...................................................100%
                           Pitcher and LeQuesne Limited........................................100%
                           SCI Funerals Limited................................................100%
                           SCI Pre-arrangements Limited........................................100%
                           Swift & Mildred Limited..............................................95%